SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) : September 27, 2004


ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated July 1, 2004 providing for the issuance of 2004-CB5 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB5).

                        Asset Backed Funding Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                  333-108551-09                75-2533468
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

201 North Tryon Street, Charlotte, North Carolina                      28255
     Address of principal executive offices                          (Zip Code)

       Registrant's telephone number, including area code (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of 2004-CB5 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB5 pursuant to the terms of the Pooling and Servicing Agreement, dated July 1, 2004 among Asset Backed Funding Corporation, as Depositor, Litton Loan Servicing LP as Servicer, and JPMorgan Chase Bank, as Trustee.

  On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 27, 2004 as Exhibit 99.1.

2004-CB5 Trust
C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB5
-------------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein

Date: October 1, 2004       By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004





Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004




             C-BASS Mortgage Loan Asset-Backed Certficates,Series 2004-CB5
                              Statement to Certificateholders
                                   September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
          ORIGINAL         BEGINNING                                                                                    ENDING
              FACE         PRINCIPAL                                                        REALIZED     DEFERRED    PRINCIPAL
CLASS        VALUE         BALANCE         PRINCIPAL          INTEREST        TOTAL         LOSSES       INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AV1       163,400,000.00   155,996,877.00   10,664,412.82     249,530.00    10,913,942.82    0.00       0.00      145,332,464.18
AV2       163,500,000.00   163,500,000.00            0.00     290,008.13       290,008.13    0.00       0.00      163,500,000.00
AV3        37,798,000.00    37,798,000.00            0.00      73,973.84        73,973.84    0.00       0.00       37,798,000.00
M1         23,522,000.00    23,522,000.00            0.00      47,975.08        47,975.08    0.00       0.00       23,522,000.00
M2         21,282,000.00    21,282,000.00            0.00      54,916.43        54,916.43    0.00       0.00       21,282,000.00
M3          5,600,000.00     5,600,000.00            0.00      15,477.00        15,477.00    0.00       0.00        5,600,000.00
B1          5,600,000.00     5,600,000.00            0.00      17,787.00        17,787.00    0.00       0.00        5,600,000.00
B2          4,480,000.00     4,480,000.00            0.00      14,640.27        14,640.27    0.00       0.00        4,480,000.00
B3          4,480,000.00     4,480,000.00            0.00      12,792.27        12,792.27    0.00       0.00        4,480,000.00
B4          4,480,000.00     4,480,000.00            0.00      12,792.27        12,792.27    0.00       0.00        4,480,000.00
N          24,065,420.00    23,018,431.37    1,676,316.43     113,672.69     1,789,989.12    0.00       0.00       21,342,114.94
R                   0.00             0.00            0.00           0.00             0.00    0.00       0.00                0.00
RA                  0.00             0.00            0.00           0.00             0.00    0.00       0.00                0.00
TOTALS    458,207,420.00   449,757,308.37   12,340,729.25     903,564.98    13,244,294.23    0.00       0.00      437,416,579.12

X                   0.00             0.00            0.00           0.00             0.00    0.00       0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------  ----------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------  ----------------------------
                                                                                                                         CURRENT
                          BEGINNING                                                       ENDING                        PASS-THRU
CLASS        CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL        PRINCIPAL        CLASS              RATE
-----------------------------------------------------------------------------------------------------  ----------------------------
AV1      04542BHV7         954.69324969    65.26568433    1.52711138     66.79279572     889.42756536     AV1         1.745000 %
AV2      04542BHW5       1,000.00000000     0.00000000    1.77375003      1.77375003   1,000.00000000     AV2         1.935000 %
AV3      04542BHX3       1,000.00000000     0.00000000    1.95708344      1.95708344   1,000.00000000     AV3         2.135000 %
M1       04542BHY1       1,000.00000000     0.00000000    2.03958337      2.03958337   1,000.00000000     M1          2.225000 %
M2       04542BHZ8       1,000.00000000     0.00000000    2.58041678      2.58041678   1,000.00000000     M2          2.815000 %
M3       04542BJA1       1,000.00000000     0.00000000    2.76375000      2.76375000   1,000.00000000     M3          3.015000 %
B1       04542BJB9       1,000.00000000     0.00000000    3.17625000      3.17625000   1,000.00000000     B1          3.465000 %
B2       04542BJC7       1,000.00000000     0.00000000    3.26791741      3.26791741   1,000.00000000     B2          3.565000 %
B3       04542BJD5       1,000.00000000     0.00000000    2.85541741      2.85541741   1,000.00000000     B3          3.115000 %
B4       04542BJE3       1,000.00000000     0.00000000    2.85541741      2.85541741   1,000.00000000     B4          3.115000 %
N        N/A               956.49406368    69.65664551    4.72348665     74.38013216     886.83741817     N           5.926000 %
TOTALS                     981.55832651    26.93262639    1.97195624     28.90458262     954.62570013
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Diane E Wallace
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4470
                              Fax: (212) 623-5858
                        Email: diane.e.wallace@chase.com
                    ---------------------------------------

Sec. 4.06(iii) Overcollateralization Amount                                                                15,008,102.72
Sec. 4.06(iii) Target Overcollateralization Amount                                                         15,008,102.72
Sec. 4.06(iii) Overcollateralization Deficiency Amount                                                              0.00
Sec. 4.06(iii) Overcollateralization Release Amount                                                                 0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                      1,618,990.65
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                              1,618,990.65
Sec. 4.06(iii) Extra Principal Distribution Amount                                                                549.20

Sec. 4.06(iv) Servicing Compensation                                                                                0.00

Sec. 4.06(iv) Servicing Fee                                                                                   184,308.77

Sec. 4.06(v) Current Advances                                                                                 374,741.27

Sec. 4.06(vi) Total Ending Collateral Balance                                                             431,082,566.90

Sec. 4.06(viii) Total Beginning Number of Loans                                                                 2,928.00
Sec. 4.06(viii) Total Ending Number of Loans                                                                    2,866.00

Sec. 4.06(viii) Weighted Average Net Mortgage Rate for All Loans                                                  6.55 %

Sec. 4.06(viii)Weighted Average Term to Maturity                                                                  339.00

Sec. 4.06(ix)Loans Delinquent
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        70             9,223,844.85                  2.14 %
                                                2 Month                        19             3,045,890.49                  0.71 %
                                                3 Month                         1               255,388.84                  0.06 %
                                                 Total                         90            12,525,124.18                  2.91 %

                                                Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(ix)Loans in Foreclosure
                                                                     Loans in Foreclosure
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %


Sec. 4.06(ix)Loans in Bankruptcy
                                                                     Loans in Bankruptcy

                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               60,246.25                  0.01 %

Sec. 4.06(x)Loans in REO
                                                                     Loans in REO

                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.06(xi) REO Book Value                                                                                                 0.00

Sec. 4.06(xii) Unscheduled Principal
Total Unscheduled Principal                                                                                         10,290,497.01

Sec. 4.06(xiii) Prepayment Penalties/Premiums                                                                          171,547.66

Sec. 4.06(xiv) Realized Losses
Current Realized Losses Incurred                                                                                           549.20
Cumulative Realized Losses Incurred                                                                                        549.20

Sec. 4.06(xv) Class M1 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.06(xv) Class M1 Applied Realized Loss Amount                                                                          0.00

Sec. 4.06(xv) Class M2 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.06(xv) Class M2 Applied Realized Loss Amount                                                                          0.00

Sec. 4.06(xv) Class B1 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.06(xv) Class B1 Applied Realized Loss Amount                                                                          0.00
Sec. 4.06(xv) Class B3 Applied Realized Loss Amount                                                                          0.00


Sec. 4.06(xv) Class B2 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.06(xv) Class B4 Unpaid Realized Loss Amount                                                                           0.00
Sec. 4.06(xv) Class B2 Applied Realized Loss Amount                                                                          0.00
Sec. 4.06(xv) Class B4 Applied Realized Loss Amount                                                                          0.00

Sec. 4.06(xvi) Unpaid Interest
Class AV1 Unpaid Interest Shortfall                                                                                          0.00
Class AV2 Unpaid Interest Shortfall                                                                                          0.00
Class AV3 Unpaid Interest Shortfall                                                                                          0.00
Class M1 Unpaid Interest Shortfall                                                                                           0.00

Class M2 Unpaid Interest Shortfall                                                                                           0.00
Class M3 Unpaid Interest Shortfall                                                                                           0.00
Class B1  Unpaid Interest Shortfall                                                                                          0.00
Class B2  Unpaid Interest Shortfall                                                                                          0.00
Class B3  Unpaid Interest Shortfall                                                                                          0.00
Class B4  Unpaid Interest Shortfall                                                                                          0.00
Class X Unpaid Interest Shortfall                                                                                            0.00

Current Period Relief Act Interest Shortfalls                                                                                0.00

Class AV1 Interest Accrual Relief Act Reduction                                                                              0.00
Class AV2 Interest Accrual Relief Act Reduction                                                                              0.00
Class AV3 Interest Accrual Relief Act Reduction                                                                              0.00
Class M1  Interest Accrual Relief Act Reduction                                                                              0.00
Class M2 Interest Accrual Relief Act Reduction                                                                               0.00
Class M3 Interest Accrual Relief Act Reduction                                                                               0.00
Class B1  Interest Accrual Relief Act Reduction                                                                              0.00
Class B2  Interest Accrual Relief Act Reduction                                                                              0.00
Class B3  Interest Accrual Relief Act Reduction                                                                              0.00
Class B4  Interest Accrual Relief Act Reduction                                                                              0.00

Sec. 4.06(xvii) Net Prepayment Interest Shortfalls                                                                           0.00
Class AV1 Prepayment Interest Shortfall Reduction                                                                            0.00
Class AV2 Prepayment Interest Shortfall Reduction                                                                            0.00
Class AV3 Prepayment Interest Shortfall Reduction                                                                            0.00
Class M1   Prepayment Interest Shortfall Reduction                                                                           0.00
Class M2  Prepayment Interest Shortfall Reduction                                                                            0.00
Class M3  Prepayment Interest Shortfall Reduction                                                                            0.00
Class B1   Prepayment Interest Shortfall Reduction                                                                           0.00
Class B2   Prepayment Interest Shortfall Reduction                                                                           0.00
Class B3   Prepayment Interest Shortfall Reduction                                                                           0.00
Class B4   Prepayment Interest Shortfall Reduction                                                                           0.00

Sec. 4.06(xvii) Trustee Fee Paid                                                                                         2,760.58

Sec. 4.06(xx) Has the Trigger Event Occured                                                                                    NO

Sec. 4.06(xx) Cumulative Realized Losses as a Percentage of Original Collateral Balance                                  0.0001 %

Sec. 4.06(xxi) Available Funds
Available Funds                                                                                                     13,247,054.78
Interest Remittance Amount                                                                                           2,583,191.16
Principal Remittance Amount                                                                                         10,663,863.62

Sec 4.06(xxv) Repurchased Principal                                                                                          0.00

Class X Distributable Amount                                                                                                 0.00

Subsequent Recoveries                                                                                                        0.00
